Exhibit 10.3

SUPPLEMENT NO. 1 dated as of September 6, 2017 (this “Supplement”), to the Security Agreement dated as of December 6, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among PRA Health Sciences, Inc., a Delaware corporation (“Holdings”), Pharmaceutical Research Associates, Inc., a Virginia corporation (the “Borrower”), each of the Subsidiaries listed on the signature pages thereto or that becomes a party thereto pursuant to Section 8.14 thereof (each such entity being a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors, Holdings and the Borrower are referred to collectively as the “Grantors”), and Wells Fargo Bank, National Association, as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Secured Parties.

A.                                    Reference is made to the Credit Agreement dated as of December 6, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Holdings, the Borrower, the Lenders and agents from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent and as Collateral Agent.

B.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Credit Agreement, as applicable.

C.                                    The Grantors have entered into the Security Agreement in order to induce the Administrative Agent, the Collateral Agent, the Lenders, the Swingline Lender and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the Lenders to make their respective Loans, the Swingline Lender to make Swingline Loans and the Letter of Credit Issuers to issue Letters of Credit for the account of the Borrower and the Restricted Subsidiaries under the Credit Agreement and to induce one or more Lenders or Affiliates of Lenders to enter into Secured Cash Management Agreements or Secured Hedge Agreements with Holdings and/or its Subsidiaries.

D.                                    Section 9.11 of the Credit Agreement and Section 8.14 of the Security Agreement provide that each Subsidiary that is required to become a party to the Security Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Subsidiary Grantor, with the same force and effect as if originally named as a Subsidiary Grantor therein, for all purposes of the Security Agreement upon execution and delivery by such Subsidiary of an instrument in the form of this Supplement.  Each undersigned Subsidiary (each a “New Grantor”) is executing this Supplement in accordance with the requirements of the Security Agreement to become a Subsidiary Grantor under the Security Agreement in order to induce the Lenders to make their respective Loans, the Swingline Lender to make Swingline Loans and the Letter of Credit Issuers to issue Letters of Credit for the account of the Borrower and the Restricted Subsidiaries under the Credit Agreement and to induce one or more Cash Management Banks or Hedge Banks to enter into Secured Cash Management Agreements and Secured Hedge Agreements with Holdings and/or its Subsidiaries.

Accordingly, the Collateral Agent and the New Grantors agree as follows:

SECTION 1.                            In accordance with Section 8.14 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Obligations, does hereby bargain, sell, convey, assign, set over, mortgage, pledge, hypothecate and transfer to the Collateral Agent for the benefit of the Secured Parties, and hereby grants to the Collateral Agent for the benefit of the Secured Parties, a Security Interest in all of the Collateral of such New Grantor, in each case whether now or hereafter existing or in which it now has or

1

hereafter acquires an interest.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is hereby incorporated herein by reference.

SECTION 2.                            Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles.

SECTION 3.                            This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and Holdings.  This Supplement shall become effective as to each New Grantor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Grantor and the Collateral Agent.

SECTION 4.                            Each such New Grantor hereby represents and warrants that (a) set forth on Schedule I hereto is (i) the legal name of such New Grantor, (ii) the jurisdiction of incorporation or organization of such New Grantor, (iii) the identity or type of organization or corporate structure of such New Grantor, (iv) the Federal Taxpayer Identification Number and organizational number of such New Grantor and (v) the true and correct location of the chief executive office and principal place of business (if different to its chief executive office) and any office in which it maintains books of records relating to Collateral owned by it and (b) as of the date hereof (i) Schedule II hereto lists all of each New Grantor’s material inbound exclusive licenses in third party owned U.S. registered copyrights, (ii) Schedule III hereto lists in all material respects all of each New Grantor’s registered Copyrights (and all applications therefor), (iii) Schedule IV hereto lists all of each New Grantor’s material inbound exclusive licenses in third party owned U.S. patents and patent applications, (iv) Schedule V hereto lists in all material respects all of each New Grantor’s Patents (and all applications therefor), (v) Schedule VI hereto lists all of each New Grantor’s material inbound exclusive licenses in third party owned U.S. registered trademarks and trademark applications, (vi) Schedule VII hereto lists in all material respects all of each New Grantor’s registered Trademarks (and all applications therefor) and (vii) Schedule VIII hereto lists all of each new Grantor’s Commercial Tort Claims.

SECTION 5.                            Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.                         THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                            Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.                            All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement.  All communications and notices hereunder to each New Grantor shall be given to it in care of Holdings at Holdings’ address set forth in Section 13.2 of the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, each New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

SYMPHONY HEALTH SOLUTIONS CORPORATION, as a New Grantor

By:	/s/ Charles H. Munn, Jr.
Name: Charles H. Munn, Jr.
Title: EVP, Secretary and General Counsel

SOURCE HEALTHCARE ANALYTICS, LLC, as a New Grantor

By:	/s/ Charles H. Munn, Jr.
Name: Charles H. Munn, Jr.
Title: EVP, Secretary and General Counsel

PARALLEL 6, INC., as a New Grantor

By:	/s/ Charles H. Munn, Jr.
Name: Charles H. Munn, Jr.
Title: EVP, Secretary and General Counsel

[Signature Page to Security Agreement Supplement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Agent

By:	/s/ Christine Gardiner
Name: Christine Gardiner
Title: Vice President

[Signature Page to Security Agreement Supplement]

SCHEDULE I
TO SUPPLEMENT NO. 1 TO THE
SECURITY AGREEMENT

COLLATERAL

Legal Name	Jurisdiction of Incorporation or Organization	Type of Organization or Corporate Structure	Federal Taxpayer Identification Number and Organizational Identification Number	Chief Executive Office
Symphony Health Solutions Corporation	Delaware	Corporation	45-5298493 5135791	1001 E. Hector Street Suite 400 Conshohocken, PA 19428
Source Healthcare Analytics, LLC	Delaware	Limited liability company	45-4094520 2102833	2390 E. Camelback Road Phoenix, AZ 85016
Parallel 6, Inc.	Delaware	Corporation	27-1283146 4748103	Pacific Center I 1455 Frazee Road - Suite 900 San Diego, CA 92108

SCHEDULE II
TO SUPPLEMENT NO. 1 TO THE
SECURITY AGREEMENT

MATERIAL INBOUND EXCLUSIVE LICENSES IN U.S. REGISTERED COPYRIGHTS

None.

SCHEDULE III
TO SUPPLEMENT NO. 1 TO THE
SECURITY AGREEMENT

U.S. REGISTERED COPYRIGHTS

None.

SCHEDULE IV
TO SUPPLEMENT NO.1 TO THE
SECURITY AGREEMENT

MATERIAL INBOUND EXCLUSIVE LICENSES IN U.S. PATENTS AND PATENT APPLICATIONS

See Schedule V, as applicable.

SCHEDULE V
TO SUPPLEMENT NO. 1 TO THE
SECURITY AGREEMENT

U.S. PATENTS AND PATENT APPLICATIONS

Parallel 6, Inc. Patents and Patent Applications

Patent / Application No.	Country	Title	Application Status	Filing Date	Issue Date
8,856,031	US	SYSTEMS AND METHODS FOR OBTAINING AND USING TARGETED INSIGHTS WITHIN A DIGITAL CONTENT AND INFORMATION SHARING SYSTEM	Granted; Maintenance fee due April 7 2018	11/27/2013	10/7/2014
PCT/US2014/030900	WO	SYSTEMS AND METHODS FOR OBTAINING AND USING TARGETED INSIGHTS WITHIN A DIGITAL CONTENT AND INFORMATION SHARING SYSTEM	NAT PHASE	3/17/2014
2014232264	AU	SYSTEMS AND METHODS FOR OBTAINING AND USING TARGETED INSIGHTS WITHIN A DIGITAL CONTENT AND INFORMATION SHARING SYSTEM	Pending; Annuity due March 17 2018	3/17/2014
2914915	CA	SYSTEMS AND METHODS FOR OBTAINING AND USING TARGETED INSIGHTS WITHIN A DIGITAL CONTENT AND INFORMATION SHARING SYSTEM	Published; Request for Examination due March 17 2019; Annuity due March 17 2017	3/17/2014
201480027880.X	CN	SYSTEMS AND METHODS FOR OBTAINING AND USING TARGETED INSIGHTS WITHIN A DIGITAL CONTENT AND INFORMATION SHARING SYSTEM	Published	3/17/2014

Patent / Application No.	Country	Title	Application Status	Filing Date	Issue Date
14/738,766	US	SYSTEM AND METHODS FOR MANAGING AND CONDUCTING CLINICAL OR OTHER RESEARCH USING A DIGITAL CONTENT AND INFORMATION SHARING SYSTEM	Final Rejection sent May 8, 2017	6/12/2015
14/507,735	US	SYSTEMS AND METHODS FOR OBTAINING AND USING TARGETED INSIGHTS WITHIN A DIGITAL CONTENT AND INFORMATION SHARING SYSTEM	Published; Response to OA due January 12 2017	10/6/2014
14763461.2	EP	SYSTEMS AND METHODS FOR OBTAINING AND USING TARGETED INSIGHTS WITHIN A DIGITAL CONTENT AND INFORMATION SHARING SYSTEM	Published; Annuity due March 17 2017; Response to EESR due May 18 2017	3/17/2014
16109769.2	HK	SYSTEMS AND METHODS FOR OBTAINING AND USING TARGETED INSIGHTS WITHIN A DIGITAL CONTENT AND INFORMATION SHARING SYSTEM	Pending	3/17/2014
2015-7029833	KR	SYSTEMS AND METHODS FOR OBTAINING AND USING TARGETED INSIGHTS WITHIN A DIGITAL CONTENT AND INFORMATION SHARING SYSTEM	Pending; Deferred Examination due March 17 2019	3/17/2014
13/373,856	US	INCENTIVE-BASED DIGITAL CONTENT SHARING PLATFORM	Published; Appeal Brief due December 23 2016	12/2/2011
13/487,155	US	SYSTEMS AND METHODS FOR AUTOMATED INFORMED CONSENT	Final Rejection sent March 2, 2016 2016	6/1/2012
14/214,653	US	SYSTEMS AND METHODS FOR RECRUITING AND MATCHING PATIENTS FOR CLINICAL TRIALS	Published; Response to OA filed 12/6/16	3/14/2014

Patent / Application No.	Country	Title	Application Status	Filing Date	Issue Date
15/475,088	US	SYSTEMS AND METHODS FOR REMOTE DEMAND BASED DATA MANAGEMENT OF CLINICAL LOCATIONS	Published August 10, 2017	3/30/2017

Source Healthcare Analytics Patent Application

Patent	Applicant	App. No.	Filed	Status
COMPUTER IMPLEMENTED SYSTEM AND METHOD FOR ASSOCIATING PRESCRIPTION DATA AND DE-DUPLICATION	SOURCE HEALTHCARE ANALYTICS, LLC	14/973,065	Dec. 17, 2015

Source Healthcare Analytics, LLC was assigned a patent application no. 13/008,102, filed January 18, 2011 (published as US 2012/0185264 A1, on July 19, 2012 (now abandoned)). A continuation of this application was filed, no. 14/973,065, on December 17, 2015 (published as US 2016/0103976 A1, on April 14, 2016 (now pending)).

SCHEDULE VI
TO SUPPLEMENT NO. 1 TO THE
SECURITY AGREEMENT

MATERIAL INBOUND EXCLUSIVE LICENSES IN U.S. REGISTERED TRADEMARKS AND TRADEMARKS APPLICATIONS

See Schedule VII, as applicable.

SCHEDULE VII
TO SUPPLEMENT NO. 1 TO THE
SECURITY AGREEMENT

U.S. REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

Parallel 6, Inc. Trademarks

Owner	Mark	App./Reg. No.
Parallel 6, Inc.	CLINICAL6 — AN MCLINICAL PLATFORM FOR PATIENT ENROLLMENT, ENGAGEMENT, & MANAGEMENT	87/241493
Parallel 6, Inc.	CLINICAL6	87/241468
Parallel 6, Inc.	PARALLEL6	87/241454
Parallel 6, Inc.	PARALLEL6	87/241433
Parallel 6, Inc.	CLIN6	87/241,478 ITU
Parallel 6, Inc.	NPRUV	4302736

Parallel 6, Inc. Domain Names

thepivotstudy.com

mstops.com

captivereach.com

floatiesswimschoolblog.com

governmentreach.com

parallel6.com

ClinicalReach.com

clinical6.us

clinical6.com

clinical6.info

clinical6.net

clinical6.org

nPruv.com

nPruv.net

nPruv.org

Symphony Health Solutions Corporation and Source Healthcare Analytics, LLC Trademarks

Mark	Owner	Country	Serial/ Reg. No.	Status
	Symphony Health Solutions Corporation	USA	87/471,486	Pending; filed 6/1/2017
CUSTOMERSOURCE	Symphony Health Solutions Corporation	USA	87/424,315	Pending; filed 4/25/2017
IDV	Symphony Health Solutions Corporation	USA	4,770,340	Registered 7/7/2015
LAUNCHTRAC	Source Healthcare Analytics, LLC	USA	2,197,376	Registered 10/20/1988
NONRETAILSOURCE	Symphony Health Solutions Corporation	USA	87/424,289	Pending; filed 4/25/2017
PATIENTSOURCE	Symphony Health Solutions Corporation	USA	87/424,261	Pending; filed 4/25/2017
PAYERSOURCE	Symphony Health Solutions Corporation	USA	87/424,224	Pending; filed 4/25/2017
PHAST	Symphony Health Solutions Corporation	USA	87/471,438	Pending; filed 6/1/2017
PRESCRIBER SOURCE	Symphony Health Solutions Corporation	USA	87/424,208	Pending; filed 4/25/2017
SYMPHONYHEALTH and Design	Symphony Health Solutions Corporation	USA	87/424,005	Pending; filed 4/25/2017
SYMPHONY HEALTH	Symphony Health Solutions Corporation	USA	87/403,314	Pending; filed 4/7/2017
SYMPHONY HEALTH SOLUTIONS	Symphony Health Solutions Corporation	European Community	12187217	Registered 2/26/2014
SYMPHONY HEALTH SOLUTIONS	Symphony Health Solutions Corporation	USA	4,906,915	Registered 3/1/2016
SYMPHONY HEALTH SOLUTIONS and Design	Symphony Health Solutions Corporation	USA	4,906,916	Registered 3/1/2016
SYMPHONY HEALTHCLOUD	Symphony Health Solutions Corporation	USA	5,043,542	Registered
VANTAGE	Symphony Health Solutions Corporation	USA	86/625,690	Pending; filed 5/11/2015; suspended
SOURCE	Source Healthcare Analytics, LLC	USA	2,062,766	Registered 5/20/1997
TRULIFT	Symphony Health Solutions Corporation	USA	87/505,421 ITU	Pending; filed 6/26/2017
MEDIASTAT	Symphony Health Solutions Corporation	USA	87/505,358 ITU	Pending; filed 6/26/2017
PRESIGHT	Symphony Health Solutions Corporation	USA	87/505,406 ITU	Pending; filed 6/26/2017

Mark	Owner	Country	Serial/ Reg. No.	Status
SYMPHONY SPOTLIGHT	Symphony Health Solutions Corporation	USA	87/505,327 ITU	Pending; filed 6/26/2017
SYNOMA	Symphony Health Solutions Corporation	USA	86/567,753 ITU	Pending; filed 3/18/2015
SYNOMAID	Symphony Health Solutions Corporation	USA	86/567,771 ITU	Pending; filed 3/18/2015

Symphony Health Solutions Corporation and Source Healthcare Analytics, LLC Domain Names:

Domain Name	Expiration Date
REDHERRINGSUPPORT.COM	7/30/2019
SOURCEHEALTHCARE.NET	1/31/2019
SYMPHONYHA.CO	4/29/2018
SYMPHONYHA.MOBI	5/1/2018
SYMPHONYHEALTH.CO	6/28/2018
SYMPHONYHEALTH.COM	1/16/2019
symphonyhealth.exchange	6/23/2018
SYMPHONYHEALTH.INFO	6/29/2018
SYMPHONYHEALTH.MOBI	7/6/2018
SYMPHONYHEALTH.NET	6/29/2018
SYMPHONYHEALTH.ORG	6/29/2018
SYMPHONYHEALTH.US	7/5/2018
SYMPHONYHEALTHANALYTICS.CO	4/29/2019
SYMPHONYHEALTHANALYTICS.INFO	4/16/2018
SYMPHONYHEALTHANALYTICS.MOBI	5/1/2018
SYMPHONYHEALTHANALYTICS.ORG	4/16/2018
SYMPHONYHEALTHCLOUD.COM	1/28/2020
SYMPHONYHEALTHCLOUD.NET	1/29/2020
SYMPHONYHEALTHSOLUTIONS.BIZ	4/28/2018
SYMPHONYHEALTHSOLUTIONS.BZ	4/29/2018
SYMPHONYHEALTHSOLUTIONS.CO	4/28/2018
SYMPHONYHEALTHSOLUTIONS.INFO	4/29/2018
SYMPHONYHEALTHSOLUTIONS.MOBI	4/29/2018
SYMPHONYHEALTHSOLUTIONS.ORG	4/29/2018
SYMPHONYHEALTHSOLUTIONS.US	4/28/2018
SYMPHONYHS.CO	4/29/2018
SYMPHONYHS.MOBI	5/1/2018
SYMPHONYHS.ORG	6/11/2018
SYNOMA.BIZ	3/31/2018
SYNOMA.BZ	4/1/2018
SYNOMA.CO	3/31/2018
SYNOMA.MOBI	4/1/2018

Domain Name	Expiration Date
SYNOMA.NET	4/1/2018
SYNOMA.ORG	4/1/2018
SYNOMA.US	3/31/2018
SYNOMAANALYTICS.BIZ	3/31/2018
SYNOMAANALYTICS.BZ	4/1/2018
SYNOMAANALYTICS.CO	3/31/2018
SYNOMAANALYTICS.COM	4/1/2018
SYNOMAANALYTICS.INFO	4/1/2018
SYNOMAANALYTICS.MOBI	4/1/2018
SYNOMAANALYTICS.NET	4/1/2018
SYNOMAANALYTICS.ORG	4/1/2018
SYNOMAANALYTICS.US	3/31/2018
SYNOMAHEALTH.BIZ	3/31/2018
SYNOMAHEALTH.BZ	4/1/2018
SYNOMAHEALTH.CLOUD	7/22/2018
SYNOMAHEALTH.CO	3/31/2018
SYNOMAHEALTH.COM	4/1/2018
SYNOMAHEALTH.INFO	4/1/2018
SYNOMAHEALTH.MOBI	4/1/2018
SYNOMAHEALTH.NET	4/1/2018
SYNOMAHEALTH.ORG	4/1/2018
SYNOMAHEALTH.US	3/31/2018
SYNOMAHEALTHANALYTICS.BIZ	3/31/2018
SYNOMAHEALTHANALYTICS.BZ	4/1/2018
SYNOMAHEALTHANALYTICS.CO	3/31/2018
SYNOMAHEALTHANALYTICS.COM	4/1/2018
SYNOMAHEALTHANALYTICS.INFO	4/1/2018
SYNOMAHEALTHANALYTICS.MOBI	4/1/2018
SYNOMAHEALTHANALYTICS.NET	4/1/2018
SYNOMAHEALTHANALYTICS.ORG	4/1/2018
SYNOMAHEALTHANALYTICS.US	3/31/2018
SYNOMAHEALTHCARE.BIZ	3/31/2018
SYNOMAHEALTHCARE.BZ	4/1/2018
SYNOMAHEALTHCARE.CO	3/31/2018
SYNOMAHEALTHCARE.COM	4/1/2018
SYNOMAHEALTHCARE.INFO	4/1/2018
SYNOMAHEALTHCARE.MOBI	4/1/2018
SYNOMAHEALTHCARE.NET	4/1/2018
SYNOMAHEALTHCARE.ORG	4/1/2018
SYNOMAHEALTHCARE.US	3/31/2018

Domain Name	Expiration Date
SYNOMAHEALTHCAREANALYTICS.BIZ	3/31/2018
SYNOMAHEALTHCAREANALYTICS.BZ	4/1/2018
SYNOMAHEALTHCAREANALYTICS.CO	3/31/2018
SYNOMAHEALTHCAREANALYTICS.COM	4/1/2018
SYNOMAHEALTHCAREANALYTICS.INFO	4/1/2018
SYNOMAHEALTHCAREANALYTICS.MOBI	4/1/2018
SYNOMAHEALTHCAREANALYTICS.NET	4/1/2018
SYNOMAHEALTHCAREANALYTICS.ORG	4/1/2018
SYNOMAHEALTHCAREANALYTICS.US	3/31/2018
SYNOMAHEALTHCLOUD.COM	7/22/2018
SYNOMAHEALTHCLOUD.INFO	7/22/2018
SYNOMAHEALTHCLOUD.NET	7/22/2018
SYNOMAHEALTHCLOUD.ORG	7/22/2018
SYNOMAHEALTHCLOUD.US	7/21/2018
SYNOMAID.BIZ	3/31/2018
SYNOMAID.BZ	4/1/2018
SYNOMAID.CO	3/31/2018
SYNOMAID.COM	3/23/2018
SYNOMAID.INFO	4/1/2018
SYNOMAID.MOBI	4/1/2018
SYNOMAID.NET	4/1/2018
SYNOMAID.ORG	4/1/2018
SYNOMAID.US	3/31/2018
SYNOMANET.BIZ	3/31/2018
SYNOMANET.BZ	4/1/2018
SYNOMANET.CO	3/31/2018
SYNOMANET.COM	4/1/2018
SYNOMANET.INFO	4/1/2018
SYNOMANET.MOBI	4/1/2018
SYNOMANET.NET	4/1/2018
SYNOMANET.ORG	4/1/2018
SYNOMANET.US	3/31/2018

SCHEDULE VIII
TO SUPPLEMENT NO. 1 TO THE
SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

None.